UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of report (date of earliest event reported): April 4, 2006

                          MISSION WEST PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

         Maryland                 Commission File Number:          95-2635431
         --------                                                  ----------
(State or other jurisdiction of         1-8383                  (I.R.S. Employer
        incorporation)                                           Identification)


                    10050 Bandley Drive, Cupertino, CA 95014
                    (Address of principal executive offices)

                                 (408) 725-0700
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement  communications  pursuant  to    Rule 14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement  communications  pursuant  to    Rule 13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 - MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On April 4, 2006, the Audit Committee of the Board of Directors of Mission West Properties, Inc. (the "Company") determined not to renew its engagement of BDO Seidman LLP ("BDO") as the Company's independent registered public accounting firm ("auditors"), and decided to engage Burr, Pilger & Mayer LLP ("BPM") to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006.

     BDO's audit reports on the Company's consolidated financial statements and management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of and for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's consolidated financial statements for each of the two most recent fiscal years ended December 31, 2005 and 2004 and through March 31, 2006, there were no disagreements between the Company and BDO on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference in connection with their opinion to the subject matter of the disagreement. During the two most recent fiscal years and through March 31, 2006, there have been no "reportable events" as defined in Regulation S-K, Item 304(a)(1)(v).

     The Company has provided BDO with a copy of the foregoing disclosures and has requested BDO to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether BDO agrees with the above statements. A copy of BDO's letter, dated April 5, 2006, is filed as Exhibit
16.1 to this Form 8-K.

     During the Company's fiscal years ended December 31, 2005 and 2004 and through March 31, 2006, BPM has not been engaged as an independent registered public accountant to audit the Company's consolidated financial statements, nor has BPM been consulted regarding the application of the Company's accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or matters that was either the subject of a disagreement as that term is defined in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits

          The following exhibit is furnished with this report pursuant to Item 4.01:

          Exhibit No.    Description
          -----------    -----------
          16.1           Letter from BDO Seidman LLP to the Securities and
                         Exchange Commission


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          MISSION WEST PROPERTIES, INC.

Date: April 10, 2006                      By: /s/ Carl E. Berg
                                          ------------------------------
                                          Carl E. Berg
                                          Chairman and Chief Executive Officer

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EXHIBIT 16.1



April 5, 2006


Securities and Exchange Commission
100 F Street N.E.
Washington, D.C. 20549

We have been furnished with a copy of the response to Item 4.01 of Form 8-K for the event that occurred on April 4, 2006, to be filed by our former client, Mission West Properties, Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm.

Very truly yours,

/s/ BDO Seidman LLP
-----------------------------------
BDO Seidman, LLP

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